Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events

Note 14 — Subsequent events

On March 27, 2020, the Company issued stock options to newly appointed chief Marketing officer under the Company's 2018 Incentive Plan, to purchase an aggregated of 68,000, ordinary shares of the Company at a price no less than the market price of the Company's ordinary shares at issuance, subject to certain vesting schedule, and establishes other terms and conditions governing his service for the Company.

On January 9, 2020 and March 4, 2020, the Company entered into two working capital loan agreements with Bank of China to obtain loans of $718,205 and $430,923 for a term of one year and at fixed annual interest rates of 4.45% and 4.55%, respectively. The bank loans were guaranteed by Mr. Ban Lor.

On January 2, 2020 and January 10, 2020, the Company entered into two working capital loan agreements with Guangfa Bank to obtain loans in aggregated of $2,154,615 for a term of one year and at a fixed annual interest rate of 4.60%.

From March 16, 2020 to April 1, 2020, the Company entered into various working capital loan agreements with Bank of Communication to obtain loans in aggregated of $1,436,377 with all maturity dates on October 8, 2020 and at a fixed annual interest rate of 5.003%.

On March 15, 2020, the Company signed a consulting agreement with an independent marketing professional with term of one year. Pursuant to the agreement, the Company agreed to pay total of 150,000 ordinary shares as compensation for the services after signing of the agreement. The Company issued 150,000 restricted ordinary shares on April 14, 2020. The fair value of those shares was assessed at approximately $332,100 based on the stock price of contract date.